UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16803 Dallas Parkway Addison, Texas		75001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

TransAtlantic Petroleum Ltd. (the “Company”) is currently exploring various sources of funding, including through the issuance of debt.   If additional funding is obtained, the Company intends to use the proceeds largely for working capital purposes, particularly with respect to its Albanian operations.

Item 8.01	Other Events.

Credit Agreement

In response to comments received from the Staff of the Securities and Exchange Commission (the “SEC”), dated September 17, 2014, relating to the initial filing of the Credit Agreement, dated as of May 6, 2014, by and between Amity Oil International Pty Ltd, DMLP, Ltd., Petrogas Petrol Gaz ve Petrokimya Ürünleri Inşaat Sanayi ve Ticaret A.Ş., Talon Exploration, Ltd., TransAtlantic Exploration Mediterranean International Pty. Ltd., TransAtlantic Turkey, Ltd., as borrowers, the Company, TransAtlantic Petroleum (USA) Corp., TransAtlantic Worldwide, Ltd., as guarantors, the lenders party thereto from time to time, and BNP Paribas (Suisse) SA as coordinating mandated lead arranger, sole bookrunner, letter of credit issuer, administrative agent, collateral agent and technical agent and International Finance Corporation, as mandated lead arranger (the “Credit Agreement”), attached as Exhibit 10.1 is the Credit Agreement, including all schedules and exhibits thereto.

Summary of Oil and Natural Gas Reserves

In response to comments received from the Staff of the SEC, dated September 17, 2014, relating to the Company’s oil and natural gas reserves disclosure and its initial filing of the reserve report by DeGolyer and MacNaughton as of December 31, 2013, set forth below is updated reserves disclosure and attached as Exhibit 99.1 is a revised reserve report by DeGolyer and MacNaughton as of December 31, 2013. Attached to this report as Exhibit 23.1 is a consent of DeGolyer and MacNaughton, independent petroleum engineers, consenting to the use of its reserve report for the Company in its Registration Statements on Form S-8 (Nos. 333-162814 and 333-200705).

The following table summarizes the Company’s net proved, probable and possible reserves at December 31, 2013 in accordance with the rules and regulations of the SEC.

	Reserves
Reserves Category	Oil and Condensate (Mbbl)	Natural Gas (Mmcf)	Total (Mboe)
Proved Reserves
Proved Developed	4,875	10,450	6,617
Proved Undeveloped	4,839	4,589	5,604
Total Proved	9,714	15,039	12,221
Probable Reserves
Probable Developed	1,057	3,378	1,620
Probable Undeveloped	7,063	19,652	10,338
Total Probable	8,120	23,030	11,958
Possible Reserves
Possible Developed	1,218	3,307	1,769
Possible Undeveloped	15,659	74,898	28,142
Total Possible	16,877	78,205	29,911

(1)

Mboe refers to one thousand barrels of oil equivalent.  Barrels of oil equivalent (“Boe”) is derived by the Company by converting natural gas to oil in the ratio of six Mcf of natural gas to one Bbl of oil. The conversion factor is the current convention used by many oil and natural gas companies. Boe may be misleading, particularly if used in isolation. A Boe conversion ratio of six Mcf to one Bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

A reconciliation of the Company’s PV-10 to its standardized measure is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Compensation Arrangements

In response to comments received from the Staff of the SEC, dated September 17, 2014, relating to compensation arrangements with certain of the Company’s named executive officers, the following is a narrative description of each such compensation arrangement, and written descriptions are filed hereto as Exhibits 10.2 and 10.3.

Compensation Arrangements

In connection with the appointment of Wil Saqueton as Chief Financial Officer and Ian Delahunty as President, the Company agreed to provide for grants of restricted stock units with a value equal to 100% of their respective base salaries.  Mr. Delahunty no longer serves as the Company’s President.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Credit Agreement, dated as of May 6, 2014, by and between Amity Oil International Pty Ltd, DMLP, Ltd., Petrogas Petrol Gaz ve Petrokimya Ürünleri Inşaat Sanayi ve Ticaret A.Ş., Talon Exploration, Ltd., TransAtlantic Exploration Mediterranean International Pty. Ltd., TransAtlantic Turkey, Ltd., as borrowers, TransAtlantic Petroleum Ltd. (the “Company”), TransAtlantic Petroleum (USA) Corp., TransAtlantic Worldwide, Ltd., as guarantors, the lenders party thereto from time to time, and BNP Paribas (Suisse) SA as coordinating mandated lead arranger, sole bookrunner, letter of credit issuer, administrative agent, collateral agent and technical agent and International Finance Corporation, as mandated lead arranger.

10.2

Summary of annual restricted stock award arrangement with Mr. Wil F. Saqueton (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 6, 2014).

10.3

Summary of annual restricted stock award arrangement with Mr. Ian J. Delahunty (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 6, 2014).

23.1	Consent of DeGolyer and MacNaughton.
99.1	Reserve report of DeGolyer and MacNaughton as of December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2014

TRANSATLANTIC PETROLEUM LTD.

	By:	/s/ Matthew W. McCann
Matthew W. McCann
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

Credit Agreement, dated as of May 6, 2014, by and between Amity Oil International Pty Ltd, DMLP, Ltd., Petrogas Petrol Gaz ve Petrokimya Ürünleri Inşaat Sanayi ve Ticaret A.Ş., Talon Exploration, Ltd., TransAtlantic Exploration Mediterranean International Pty. Ltd., TransAtlantic Turkey, Ltd., as borrowers, TransAtlantic Petroleum Ltd. (the “Company”), TransAtlantic Petroleum (USA) Corp., TransAtlantic Worldwide, Ltd., as guarantors, the lenders party thereto from time to time, and BNP Paribas (Suisse) SA as coordinating mandated lead arranger, sole bookrunner, letter of credit issuer, administrative agent, collateral agent and technical agent and International Finance Corporation, as mandated lead arranger.

10.2

Summary of annual restricted stock award arrangement with Mr. Wil F. Saqueton (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 6, 2014).

10.3

Summary of annual restricted stock award arrangement with Mr. Ian J. Delahunty (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 6, 2014).

23.1	Consent of DeGolyer and MacNaughton.
99.1	Reserve report of DeGolyer and MacNaughton as of December 31, 2013.